SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 28, 2001

Medtronic, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State of Other Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(I.R.S. Employer Identification No.)
710 Medtronic Parkway Minneapolis, Minnesota	55432
(Address of Principal Executive Offices)	(Zip Code)

(763) 514-4000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

    On August 28, 2001, Medtronic, Inc. (the "Registrant") acquired all of the outstanding stock of MiniMed Inc. ("MiniMed") through a merger of a newly-created subsidiary of the Registrant into MiniMed. Pursuant to the merger, the shareholders of MiniMed received $48 for each of the approximately 64.9 million shares of MiniMed Common Stock outstanding at the time of the merger. In addition, the Registrant assumed an aggregate of approximately 2.5 million outstanding MiniMed stock options, each of which were converted into an option to purchase 1.074 shares of the Registrant's Common Stock.

    In a separate but related transaction, the Registrant acquired all of the outstanding stock of Medical Research Group, Inc. ("MRG") through a merger of a newly-created subsidiary of the Registrant into MRG. Pursuant to the merger, the shareholders of MRG received an aggregate of approximately $398.6 million in cash in exchange for the shares of MRG Common Stock outstanding at the time of the merger.

    The sources of the funds used to complete the acquisitions described above include cash on hand and the proceeds of a short term loan to the Registrant from Bank of America, N.A.

    A copy of the press release announcing the closing of the acquisitions is filed as Exhibit 99.1 to this Form 8-K.

    MiniMed is the world leader in the design, development, manufacture and marketing of advanced medical systems for the treatment of diabetes. MRG is a private corporation that designs and develops implantable technologies related to pumps and sensors used primarily for the treatment of diabetes.

Item 7.  Financial Statements and Exhibits

    (a) Financial Statements of Businesses Acquired:

    (i)
    The Audited Consolidated Financial Statements of Minimed as of December 31, 1999 and December 29, 2000, and for each of the three years ended January 1, 1999, December 31, 1999 and December 29, 2000, are incorporated herein by reference to the Annual Report on Form 10-K of Minimed for the year ended December 29, 2000, as filed with the Securities and Exchange Commission.

    (ii)
    The Unaudited Consolidated Financial Statements of Minimed as of March 30, 2001, and for each of the quarterly periods ended March 31, 2000 and March 31, 2000, are incorporated herein by reference to the Quarterly Report on Form 10-Q of Minimed for the quarterly period ended March 30, 2001, as filed with the Securities and Exchange Commission.

    (iii)
    The Unaudited Consolidated Financial Statements of Minimed as of June 29, 2001, and for each of the quarterly periods ended June 30, 2000 and June 29, 2001, are incorporated herein by reference to the Quarterly Report on Form 10-Q of Minimed for the quarterly period ended June 29, 2001, as filed with the Securities and Exchange Commission.

    (iv)
    The Audited Financial Statements of MRG as of December 31, 1999 and 2000, and for each of the two years ended December 31, 1999 and 2000, are attached hereto as Exhibit 99.5.

    (v)
    The Unaudited Financial Statements of MRG as of March 30, 2001, and for each of the quarterly periods ended March 31, 2000 and March 30, 2001, are attached hereto as Exhibit 99.6.

    (vi)
    The Unaudited Financial Statements of MRG as of June 29, 2001, and for each of the quarterly periods ended June 30, 2000 and June 29, 2001, are attached hereto as Exhibit 99.7.

    (b) Pro Forma Financial Information:

    (i)
    The Registrant's Unaudited Pro Forma Combined Statement of Continuing Operations for the year ended April 27, 2001, and the Notes thereto

    (ii)
    The Registrant's Unaudited Pro Forma Combined Balance Sheet as of April 27, 2001, and the Notes thereto

    (c) Exhibits:

    See Exhibit Index on page following Signatures.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
Date: September 5, 2001	By	/s/ ROBERT L. RYAN Robert L. Ryan Senior Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

EXHIBIT INDEX

to

FORM 8-K

MEDTRONIC, INC.

Exhibit Number	Exhibit Description
2.1	Amended and Restated Agreement and Plan of Merger dated as of June 19, 2001 by and among MiniMed, Inc., Medtronic, Inc. and MMI Merger Sub, Inc. (incorporated by reference to MiniMed's Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2001)
2.2	Amended and Restated Agreement and Plan of Merger dated as of July 27, 2001 by and among Medical Research Group Inc., Jaguar Merger Corp. and Medtronic Inc.
99.1	Press release dated August 28, 2001
99.2	Audited Consolidated Financial Statements of MiniMed (incorporated by reference to MiniMed's Annual Report on Form 10-K for the year ended December 29, 2000)
99.3
Unaudited Consolidated Financial Statements of MiniMed for the quarterly period ended March 30, 2001 (incorporated by reference to MiniMed's Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2001)
99.4
Unaudited Consolidated Financial Statements of MiniMed for the quarterly period ended June 29, 2001 (incorporated by reference to MiniMed's Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2001)
99.5	Audited Financial Statements of MRG as of December 31, 1999 and 2000, and for each of the two years ended December 31, 1999 and 2000.
99.6	Unaudited Financial Statements of MRG as of and for the quarterly period ended March 30, 2001
99.7	Unaudited Financial Statements of MRG as of and for the quarterly period ended June 29, 2001
99.8	Pro Forma Financial Information of the Registrant